UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22387

Salient Alternative Strategies Master Fund

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient Alternative Strategies Master Fund	K & L Gates LLP
4265 San Felipe, Suite 800	State Street Financial Center
Houston, TX 77027	One Lincoln St.
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/13

Date of reporting period: 03/31/13

Item 1.	Schedule of Investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments

March 31, 2013

(Unaudited)

	Shares/ Principal Amount*	Fair Value	% of Net Assets
Investments in Investment Funds
Passive Foreign Investment Companies
Event Driven (0.10% of Net Assets)
King Street Capital, Ltd. (British Virgin Islands)	689	$83,501

Total Event Driven		83,501

Top Down Alpha (30.96% of Net Assets)
CTA
Salem Global Opportunity Fund (Offshore), Ltd. (Cayman Islands)	663	571,229
Global Macro
BTG Pactual Global Emerging Markets, Ltd. (Cayman Islands)	2,475	5,395,140
D.E. Shaw Heliant International Fund, L.P. (Bermuda)		9,654,229
Kepos Alpha Fund, Ltd. (United States)	5,000	5,124,121
MKP Opportunity Offshore, Ltd. (Cayman Islands)	15,828	4,567,729

Total Top Down Alpha		25,312,448

Bottom Up Alpha (41.75% of Net Assets)
Alphabet Offshore, Ltd (Cayman Islands)	3,658	4,633,482
AQR Delta Offshore Fund, L.P. (Cayman Islands)		1,270,220
Blue Mountain Credit Alternatives Fund, Ltd. (Cayman Islands)	67,711	6,925,514
D.E. Shaw Composite International Fund (Bermuda)		54,112
Hudson Bay Overseas Fund, Ltd. (United States)	2,820	6,178,285
Millennium International, Ltd. (Cayman Islands)	4,646	6,370,068
Overseas CAP Partners, Inc. (Cayman Islands)	7	57,856
Saba Capital Offshore Fund, Ltd. (Cayman Islands)	7,398	8,101,397
Waterstone Market Neutral Offshore Fund, Ltd. (Cayman Islands)	2,303	546,463

Total Bottom Up Alpha		34,137,397

Total Investments in Investment Funds (Cost $52,574,341)		59,533,346	72.81%

Investments in Securities
Registered Investment Companies
United States
Exchange Traded Funds (6.68% of Net Assets)
Tactical Credit
Wisdom Tree Emerging Markets Local Debt Fund (1)	103,883	5,456,974

Total Tactical Credit		5,456,974

Total Exchange Traded Funds		5,456,974

Money Market Funds (25.77% of Net Assets)
JPMorgan 100% U.S. Treasury Securities Money Market Fund (1)	21,071,607	21,071,607

Total Money Market Funds		21,071,607

Total United States		26,528,581

Total Registered Investment Companies		26,528,581

Asset-backed Securities (2.07% of Net Assets)
United States
Senior Debt
Highland Park CDO, Ltd., 0.62%, 11/25/51 (1)(2)	1,934,145	1,689,282

Total United States		1,689,282

Total Asset-backed Securities		1,689,282

Sovereign Bonds (1.43% of Net Assets)
Mexico
Republic of Mexico, 6.50%, 06/10/21 (1)(3)	12,950,000	1,167,351

Total Mexico		1,167,351

Total Sovereign Bonds		1,167,351

Total Investments in Securities (Cost $28,516,419)		29,385,214	35.95%

Total Investments (Cost $81,090,760)		$88,918,560	108.76%

All securities are non-income producing unless noted otherwise.

Investments are pledged as collateral to secure borrowings under the line of credit agreement.

Percentages indicated are based on net assets of $81,759,782.

*	Shares and principal amounts are listed for each investment as applicable for that investment type.
(1)	Income producing security.
(2)	Variable or Floating Rate Security; rate disclosed is as of March 31, 2013.
(3)	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

See accompanying notes to Consolidated Schedule of Investments.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

March 31, 2013

Futures Contracts Purchased:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Corn (a)	May 2013	18	$625,725	$(32,242)
Gas Oil (a)	May 2013	25	2,295,625	(34,892)
Soybean (a)	May 2013	9	632,138	(35,992)
Wheat (CBT) (a)	May 2013	7	240,713	(16,955)
Gasoline RBOB (a)	May 2013	4	522,581	(2,243)
ASX SPI 200 Index	June 2013	12	1,551,040	(53,051)
CAC 40 10 Euro	April 2013	14	669,666	(17,383)
CBOE Volatility Index (VIX)	June 2013	86	1,427,600	(123,135)
CBOE Volatility Index (VIX)	July 2013	93	1,613,550	(115,618)
CBOE Volatility Index (VIX)	August 2013	93	1,660,050	(33,287)
CBOE Volatility Index (VIX)	September 2013	93	1,715,850	(6,863)
E-Mini S&P 500	June 2013	19	1,484,565	14,996
E-Mini S&P MidCap 400	June 2013	10	1,151,000	21,272
FTSE 100 Index	June 2013	13	1,254,299	(12,397)
FTSE/JSE Top 40 Index	June 2013	40	1,546,558	(47,080)
FTSE/MIB Index	June 2013	5	481,825	(22,002)
German Stock Index	June 2013	3	749,846	(15,952)
Hang Seng China Enterprises Index	April 2013	10	701,145	(9,201)
Hang Seng Index	April 2013	6	862,476	(1,612)
IBEX 35 Index	April 2013	6	602,446	(45,772)
MSCI Taiwan Index	April 2013	51	1,434,630	(3,800)
OMXS 30 Index	April 2013	56	1,022,996	8,313
Russell 2000 Mini Index	June 2013	12	1,138,680	14,185
S&P/Toronto Stock Exchange 60 Index	June 2013	13	1,866,030	(18,497)
SGX/S&P Cnx Nifty Index	April 2013	71	812,524	(3,535)
Tokyo Price Index	June 2013	12	1,326,604	60,358

			$29,390,162	$(532,385)

Futures Contracts Sold:
Description	Expiration Date	Number of Contracts	Notional Amount at Value	Unrealized Appreciation (Depreciation)
Long Gilt	June 2013	4	$(721,804)	$(21,861)
10 Year Australia Treasury Bond	June 2013	5	(632,871)	(8,339)
CBOE Volatility Index	May 2013	311	(4,851,600)	79,071
Brent Crude (a)	June 2013	4	(439,160)	(930)
Cocoa (a)	May 2013	91	(1,974,700)	59,731
Coffee “C” (a)	May 2013	24	(1,234,350)	65,681
Copper (a)	May 2013	14	(1,190,700)	122,278
Cotton No. 2 (a)	May 2013	24	(1,061,520)	(67,742)
Gold 100 OZ (a)	June 2013	14	(2,233,980)	(27,906)
Heating Oil (a)	May 2013	7	(895,818)	3,463
Lean Hogs (a)	June 2013	73	(2,659,390)	(54,215)
Live Cattle (a)	June 2013	74	(3,681,500)	(24,213)
Natural Gas (a)	May 2013	20	(804,800)	(95,161)
NYMEX WTI Crude (a)	May 2013	8	(777,840)	(49,707)
Silver (a)	May 2013	9	(1,274,535)	106,212
Sugar #11(World) (a)	May 2013	95	(1,879,024)	87,296

			$(26,313,592)	$173,658

See accompanying notes to Consolidated Schedule of Investments.

2

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Consolidated Schedule of Investments, continued

March 31, 2013

Swap Agreements:
Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
GS-Strangle Index	Goldman Sachs International	9/5/2013	$15,612,899	$—
Salient DB Index (a)(b)	Deutsche Bank AG	12/18/2017	14,141,215	(858,785)

			$29,754,114	$(858,785)

(a)	These investments are held by Salient Alternative Strategies Offshore Fund, Ltd. (the “Subsidiary”).
(b)	Proprietary index linked to the performance of certain transactions, primarily over the counter foreign exchange and currency option transactions, undertaken by a number of segregated portfolios.

See accompanying notes to Consolidated Schedule of Investments.

3

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments

March 31, 2013

(Unaudited)

(1) ORGANIZATION

Salient Alternative Strategies Master Fund (the “Master Fund”), a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on February 1, 2010, as a non-diversified, closed-end management investment company. The Master Fund is the master fund in a master-feeder structure in which there are currently three feeder funds. The Master Fund has authorized and issued 900,000 and 82,791, respectively, common shares of beneficial interest (“Common Shares”), which may be issued in more than one class or series.

The Master Fund’s investment objective is to generate returns that are marked by relatively moderate volatility as measured by annualized standard deviation and relatively low correlation to equity and other “risk” markets. The Master Fund pursues its investment objective by investing its assets across a variety of investment funds (the “Investment Funds”), individual securities, swaps, futures and/or other derivatives. The Investment Funds are managed by a carefully selected group of investment managers identified by the Adviser, as hereinafter defined. The various styles and strategies employed by the Investment Funds and supplemented by the Master Fund’s direct investments serve to achieve a portfolio that is broadly allocated.

The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, L.P. (the “Adviser”) to manage the Master Fund’s portfolio and operations. The Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is registered with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator and commodity trading advisor, and is a member of the National Futures Association. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

The Master Fund may invest up to 25% of its total assets in Salient Alternative Strategies Offshore Fund, Ltd (the “Subsidiary”). The Subsidiary, which is wholly-owned by the Master Fund and therefore consolidated in the Master Fund’s Consolidated Schedule of Investments, is organized under the laws of the Cayman Islands. The Master Fund invests in the Subsidiary in order to gain exposure to the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Master Fund” includes both the Master Fund and the Subsidiary.

Under the Master Fund’s organization documents, the Master Fund’s Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, management expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The Consolidated Schedule of Investments includes the investments of the Master Fund and the Subsidiary on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2013

(Unaudited)

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

The Master Fund records investment transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold short, are marked to fair value at the reporting date.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments is determined as of the close of business at the end of each reporting period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of such valuation policies.

The Board has also authorized the Adviser to establish a valuation committee of the Adviser (the “Adviser Valuation Committee”). The function of the Adviser Valuation Committee, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

The Master Fund is not able to obtain complete underlying investment holding details on each of the Investment Funds in order to determine if the Master Fund’s proportional, aggregated, indirect share of any investments held by the Investment Funds exceeds 5% of net assets of the Master Fund as of March 31, 2013.

Investments currently held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at fair value, using the net asset value (the “NAV”) as a practical expedient, as provided to the Independent Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. All of the Master Fund’s valuations utilize financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value shares at NAV as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted fair value. Because of the inherent uncertainty of valuation, fair value may differ

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2013

(Unaudited)

significantly from the value that would have been used had readily available markets for the investments in Investment Funds existed. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds. Investment Funds are typically categorized as Level 2 or 3 in the fair value hierarchy based upon liquidity.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Master Fund values these securities at their last sales price on the exchange or over-the-counter exchange on the valuation date. If the security is listed on more than one exchange, the Master Fund uses the price from the exchange that is considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. In these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded, and translated into U.S. dollars at the current exchange rate. If an event occurred between the close of the foreign exchange and the valuation date of the Master Fund’s NAV that would materially affect the value of the security and the NAV of the Master Fund, the value of such security and the NAV of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

•

DERIVATIVES—Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Board. Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. Options that are listed on a securities exchange are valued at the closing “bid” and “ask” prices for such options on the date of determination and are typically categorized as Level 2 in the fair value hierarchy. If no such bid or ask price is reported, the positions shall be valued at the last sales price on the valuation day. If no such sales price is reported by such exchange on the valuation date, the Adviser Valuation Committee in conjunction with the Independent Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 in the fair value hierarchy. Non exchange-traded derivatives, such as swap agreements are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Equity swap agreements are valued at their last sale price on the over-the-counter market on the valuation date. If no such price is reported by such exchange or over-the-counter market on the valuation date, the Adviser Valuation Committee and/or the Board Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

OTHER—Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from an Investment Fund or other security, or where a value supplied by an Investment Fund is deemed not to be indicative of the Investment Fund’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2013

(Unaudited)

Independent Administrator or the Adviser, will determine, in good faith, the fair value of the Investment Fund or other security. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Fixed-income securities are valued according to prices as furnished by an independent pricing service or broker/dealer quotes and are typically categorized as Level 2 in the fair value hierarchy. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value and are typically categorized as Level 2 in the fair value hierarchy.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued by the Adviser Valuation Committee and/or the Board Valuation Committee pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

(e) FOREIGN CURRENCY

The accounting records of the Master Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

All open derivative positions at quarter-end are presented in the Master Fund’s Consolidated Schedule of Investments. In addition to the derivatives held by the Master Fund, the Investment Funds may have directly engaged in derivative transactions during the period. The following is a description of the derivative instruments that the Master Fund utilizes as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives, including the primary underlying risk exposures related to each instrument type.

FUTURES CONTRACTS—The Master Fund invests in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign markets. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Master Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). In general, payments are made by the Master Fund to the broker if total equity falls below the initial margin when marked to the closing price at the end of each day. The underlying securities are not physically delivered. The Master Fund recognizes a gain or loss equal to the daily fluctuations in the value of the underlying security. Should market conditions move unexpectedly, the Master Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts, interest rate risk related to bond futures contracts, and commodity

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2013

(Unaudited)

price risk related to commodity futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Master Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Master Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Master Fund since the futures contracts are exchange-traded and the exchange’s clearinghouse, as the counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS—The Master Fund invests in swap agreements to replicate the performance of a particular Investment Fund or to adjust or hedge market or risk exposure. As of period end, the Master Fund is invested in equity and propriety index swaps. Swap agreements are two-party contracts entered into for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specified assets, such as the return on, or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index. The Master Fund typically enters into swap agreements on a net basis, paying or receiving the net amount of the two returns exchanged. Swap agreements do not involve the physical delivery of assets, thereby limiting the risk of loss to the Master Fund to the net amount of payments it is contractually obligated to make. The Master Fund remains subject to credit risk with respect to the net amount expected to be received from the other party. However, the Master Fund seeks to minimize this risk by generally requiring collateral, in the form of cash, to be held in a broker segregated account for swap agreements. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary securities transactions. The use of swap agreements involves, to varying degrees, elements of market risk, equity risk, and counterparty risk.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of March 31, 2013. These derivatives are presented in the Consolidated Schedule of Investments.

	Assets	Liabilities
	Unrealized Appreciation	Unrealized Loss on Swap Agreements	Unrealized Depreciation
Equity Risk Exposure:
Futures Contracts	$—	$—	$330,990
Swap Agreements	—	858,785	—

Commodity Risk Exposure:
Futures Contracts	2,463	—	—

Interest Rate Risk Exposure:
Futures Contracts	—	—	30,200

(g) CFTC Regulation

On February 9, 2012, the CFTC proposed rules meant to harmonize conflicting Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements. The Master Fund is not required to comply with the CFTC’s disclosure, reporting or recordkeeping requirements until the CFTC adopts final harmonization rules. Once harmonization rules are ultimately adopted by the

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2013

(Unaudited)

CFTC, the Master Fund will need to comply with all applicable regulations governing registered investment companies that are subject to regulation as commodity pools. It is unclear in what form the final harmonization rules, which are subject to pending litigation that challenges the validity of the rules, will be adopted and the impact such rules will have on the Master Fund. However, these regulatory changes may ultimately cause the Master Fund to incur additional regulatory compliance and reporting expenses, and, with respect to swap agreements and other over-the-counter instruments in which the Master Fund may invest, may cause counterparties to increase collateral or margin requirements, increase fees charged to the Master Fund or be less willing to enter into these agreements with the Master Fund in the future. The effects of the regulatory changes could reduce investment returns or harm the Master Fund’s ability to implement its investment strategy.

On November 30, 2012 the CFTC issued relief for fund of fund operators who may otherwise be required to register with the CFTC as commodity pool operators by December 31, 2012 but do not have access to information from the investment funds in which they are invested in order to determine whether registration is required. This relief delays the registration date for such operators until the later of June 30, 2013 or six months from the date the CFTC issues revised guidance on the application of certain thresholds with respect to investments in commodities held by funds of funds. As of December 31, 2012, the Master Fund filed as required with the CFTC in order to claim this no-action relief, which was effective upon receipt of the filing.

(h) FEDERAL INCOME TAX INFORMATION

The Master Fund’s tax cost as of March 31, 2013 was $90,516,052, resulting in accumulated net unrealized depreciation of $1,597,492, consisting of $7,944,260 in gross unrealized appreciation and $9,541,752 in gross unrealized depreciation.

(i) USE OF ESTIMATES

The preparation of the Consolidated Schedule of Investments in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Consolidated Schedule of Investments. Actual results could differ from those estimates and such differences may be significant.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

• Level 1 —	unadjusted quoted prices in active markets for identical assets

• Level 2 —	investments with other significant observable inputs or investments that can be fully redeemed at the net asset value in the “near term”

• Level 3 —

investments with significant unobservable inputs (which may include the Master Fund’s own assumptions in determining the fair value of investments) or investments that cannot be fully redeemed at the net asset value in the “near term”; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than quarterly (or monthly for underlying investments where the Master Fund owns more than 25% of the Investment Fund’s total net assets).

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2013

(Unaudited)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary categorization as of March 31, 2013, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1		LEVEL 2		LEVEL 3	Total
		Other Financial		Other Financial			Other Financial
	Investments	Instruments^	Investments	Instruments^	Investments	Investments	Instruments^

Investment Funds
Passive Foreign Investment Companies
Event Driven	$—	$—	$—	$—	$83,501	$83,501	$—
Top Down Alpha	—	—	15,658,219	—	9,654,229	25,312,448	—
Bottom Up Alpha	—	—	12,628,450	—	21,508,947	34,137,397	—
Investment Securities
Registered Investment Companies
Money Market Funds	21,071,607	—	—	—	—	21,071,607	—
Tactical Credit	5,456,974	—	—	—	—	5,456,974	—
Asset-backed Securities	—	—	—	—	1,689,282	1,689,282	—
Sovereign Bonds	—	—	1,167,351	—	—	1,167,351	—
Derivative Instruments
Futures Contracts	—	(358,727)	—	—	—	—	(358,727)
Swap Agreements	—	—	—	(858,785)	—	—	(858,785)

Total	$26,528,581	$(358,727)	$29,454,020	$(858,785)	$32,935,959	$88,918,560	$(1,217,512)

^

Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as Investments, such as futures contracts and swap agreements. These financial instruments are generally recorded in the consolidated financial statements at the unrealized gain or loss on the financial instrument.

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 or Level 2 investments.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurements for investments held as of March 31, 2013:

	Fair Value as of		Liquidity
	March 31,	Valuation	of	Adjustments
	2013	Technique	Investments	To NAV **
Investments
Investment Funds
Passive Foreign Investment Companies
Event Driven	$83,501	NAV as Practical Expedient *	Quarterly or Greater	None
Top Down Alpha	9,654,229	NAV as Practical Expedient *	Monthly or Greater	None
Bottom Up Alpha	21,508,947	NAV as Practical Expedient *	Quarterly or Greater	None
Investment Securities
Asset-backed Securities	1,689,282	Third party valuation model	N/A	N/A

Total Investments	$32,935,959

*	Unobservable valuation input.
**

Amounts represent adjustments, if any, made to NAV provided by the investment manager or administrator of the Investment Funds. Adjustments to the practical expedient NAV may be made under certain circumstances including, but not limited to, the following:

•	the practical expedient NAV received is not as of the Master Fund’s measurement date;

•	it is probable that the Investment Fund will be sold at a value significantly different than the reported expedient NAV;

•	it is determined by the Board Valuation Committee that the Investment Fund is not being valued at fair value by the Investment Fund manager;

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2013

(Unaudited)

The Master Fund discloses transfers between levels based on valuations at the end of the reporting period. Transfers that occurred between Levels 2 and 3 as of March 31, 2013, based on levels assigned to investments on December 31, 2012, are included in the table below. Transfers between levels 2 and 3 in the fair value hierarchy generally relate to changes in liquidity provisions of the Investment Funds or a change in pricing source to a third party valuation model. The following is a reconciliation of Level 3 investments based on the inputs used to determine fair value:

	Investments
	Balance as of December 31, 2012	Transfers In	Gross Purchases	Gross Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of March 31, 2013
Passive Foreign Investment Companies
Event Driven	$79,014	$—	$—	$—	$—	$4,487	$83,501
Top Down Alpha	10,977,250		—	(1,287,134)	413,812	(449,699)	9,654,229
Bottom Up Alpha	13,568,799	8,101,397	—	(521,139)	454,284	(94,394)	21,508,947
Investments in Securities
Asset-backed Securities	—	1,689,282	—	—	—	—	1,689,282

Total Investments	$24,625,063	$9,790,679	$—	$(1,808,273)	$868,096	$(539,606)	$32,935,959

The change in unrealized appreciation/depreciation from Level 3 investments held at March 31, 2013, is $(539,606).

The Master Fund is permitted to invest in alternative investments that may not have a readily determinable fair value. For an investment that does not have a readily determinable fair value, the Master Fund uses the NAV reported by the Investment Fund as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the reported NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to reflect any significant events that would materially affect the value of the security and the NAV of the Master Fund as of the valuation date.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock-up period from the date of the initial investment or an additional investment. A listing of the investments held by the Master Fund and their attributes as of March 31, 2013, that may qualify for this valuation approach is shown in the table below.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2013

(Unaudited)

Investment Category	Investment Strategy	Fair Value (in 000s)	Redemption Frequency *	Notice Period (in Days) *	Redemption Restrictions and Terms *
Event Driven (a)	Seek to profit from companies expecting to face major corporate events.	$84	Quarterly	65	None
Top Down Alpha (b)	Designed to deliver positive returns from investments that attempt to extract excess return from certain markets or sub-markets.	25,312	Monthly - Annually	<90	None
Bottom Up Alpha (c)	Invest simultaneously in long and short positions across various asset classes.	34,137	Monthly - Quarterly	30-90	None

		$59,533

*

The information summarized in the table above represents the general terms for a majority of the investments in Investment Funds within the specified investment category. Individual Investment Funds may have terms that are different than the general terms indicated for the investment category as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and/or waive such terms.

(a)

This category includes Investment Funds that invest in securities of companies that are facing a major corporate event. Investments in this category include common and preferred equities as well as debt of companies where the managers expect certain events to occur including mergers, acquisitions, restructurings, spin-offs or significant litigation.

(b)

This category includes Investment Funds that utilize strategies that attempt to extract excess return from certain markets or sub-markets. Investments in this category may include futures contracts, domestic and foreign equity securities, and commodities.

(c)

This category includes Investment Funds that invest in an identified security or group of securities that are undervalued or overvalued relative to another security or security group. Investments under this category may include derivatives, commodities, fixed income securities, and long and short equity strategies.

The following is a summary of the cost, fair value as percentage of net assets, and liquidity provisions for all investments in other Investment Funds constituting greater than 5% of the net assets of the Master Fund as of March 31, 2013:

	Fair Value as
	% of Net	Redemption	Redemption Restrictions
Passive Foreign Investment Companies:	Assets	Frequency	and Terms
Alphabet Offshore Fund, Ltd.	5.67%	Quarterly	None
Blue Mountain Credit Alternatives Fund, Ltd.	8.47%	Quarterly	25% per Quarter
BTG Pactual Global Emerging Markets, Ltd.	6.60%	Quarterly	None
D.E. Shaw Heliant International Fund, L.P.	11.81%	Monthly	8.33% per Month
Hudson Bay Overseas Fund, Ltd.	7.56%	Quarterly	None
Kepos Alpha Fund Ltd.	6.27%	Quarterly	0-1 year; 4% early redemption fee
Millenium International, Ltd.	7.79%	Quarterly	25% per Quarter & 0-1 year; 4% early redemption fee
MKP Opportunity Offshore, Ltd.	5.59%	Monthly	None
Saba Capital Offshore Fund, Ltd.	9.91%	Quarterly	0-1 year lock-up period

(4) INVESTMENTS IN PORTFOLIO SECURITIES

INVESTMENT FUND LIQUIDITY

Certain Investment Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock-up period from the date of the initial or an additional investment. Investment Funds may, depending on the Investment Fund’s governing documents, have the ability to deny or delay a redemption request.

SALIENT ALTERNATIVE STRATEGIES MASTER FUND

Notes to Consolidated Schedule of Investments, continued

March 31, 2013

(Unaudited)

(5) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests may trade various derivative securities and other financial instruments, and may enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its investment in such Investment Funds. In addition, by investing directly in derivative instruments, the Master Fund is subject to credit risk with respect to the net amount expected to be received from the other party. The Master Fund may be negatively impacted if the other party defaults or fails to perform its obligations under such agreement.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient Alternative Strategies Master Fund

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: May 29, 2013

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: May 29, 2013